UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                 Securities Exchange Act of 1934 Date of Report
               (Date of earliest event reported): October 13, 2005


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                   000-31149                 95-4040623
(State or other jurisdiction of       (Commission              (IRS Employer
         incorporation)              File Number)           Identification No.)

6053 West Century Boulevard, 11th Floor
        Los Angeles, California                                 90045-6438
(Address of principal executive offices)                        (Zip Code)

                                 (310) 342-5000

              (Registrant's telephone number, including area code)

                                 Not Applicable

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

     On October 13, 2005, California Pizza Kitchen, Inc. (the "Company") issued a press release announcing that the Company will be hosting an investor day on November 2, 2005. A copy of the Company's press release is attached hereto as
Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.


Exhibit 99.1      Press release, dated October 13, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



October 14, 2005              California Pizza Kitchen, Inc.
                              a Delaware corporation

                              By:  /s/ Richard L. Rosenfield
                                   -------------------------
                                   Co-Chairman of the Board, Co-Chief Executive
                                   Officer, and Co-President

                              By:  /s/ Larry S. Flax
                                   -------------------------
                                   Co-Chairman of the Board, Co-Chief Executive
                                   Officer, and Co-President

EXHIBIT INDEX

Exhibit No.                                 Description
----------------           ---------------------------------------------------


99.1                       Press release, dated October 13, 2005.